EXHIBIT 10.16

AMENDMENT TWENTY-SEVEN TO THE

TERM SHEET FOR SUBSCRIBER UNITS AND SERVICES AGREEMENT BETWEEN

NEXTEL COMMUNICATIONS, INC. AND MOTOROLA, INC.

This Amendment Twenty-Seven to the Term Sheet for Subscriber Units and Services (“Amendment”) will be deemed effective as of January 1, 2010 (“Effective Date”) between MOTOROLA, INC., a Delaware corporation, with offices at 8000 West Sunrise Boulevard, Plantation, FL 33322 (“Motorola”), and NEXTEL COMMUNICATIONS, INC. a Delaware corporation, with offices at 2001 Edmund Halley Drive, Reston, VA 20191 (“Sprint” or “Nextel”) with Sprint / United Management Company as agent for Nextel Communications, Inc. and its Affiliates; (Motorola and Nextel to be collectively referred to as the “Parties” and each a “Party”).

WHEREAS, Motorola and Sprint entered into the Term Sheet for Subscriber Units and Services dated as of the 31st day of December 2003, as amended (the “Handset Term Sheet” or “Agreement”); and

WHEREAS, Motorola and Sprint wish to make certain amendments to the Handset Term Sheet to reflect agreement to certain business terms intended to be effective prior to execution of a master sales agreement;

NOW, THEREFORE, in consideration of the promises and mutual obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Motorola and Sprint agree as follows:

1.	General

1.1	Except as set forth herein, all capitalized terms not defined herein will have the meanings given to them in the Handset Term Sheet.

1.2	All references are to sections in the Handset Term Sheet.

1.3	Unless otherwise stated, all references to Sprint or Nextel include Nextel Communications, Inc. and its Affiliates (including Boost Mobile, LLC, Sprint/United Management Company, and Virgin Mobile USA, Inc.).

2.	Agreement Modifications

Motorola and Sprint agree that the following sections of the Agreement are modified to read as follows:

a.	Section 1 entitled “Term” of the Term Sheet for Subscriber Units and Services Agreement is deleted in its entirety and replaced with the following:

1.	“Term”:

This Agreement shall be effective from the Effective Date of this Agreement through December 31, 2010 (the “Initial Term”). This Agreement shall renew for one-year periods (each a “Renewal Term”) thereafter, unless either party provides written notice of non-renewal of this Agreement at least sixty (60) calendar days before the last day of the Initial Term or any Sprint Motorola Confidential Renewal Term or unless the parties agree otherwise. The Initial Term and any Renewal Terms are referred to herein collectively as the “Term”. For the avoidance of doubt, this shall be considered a fixed term agreement regardless of the number of Renewal Terms.

3.	Ratification

Except as specifically stated in this Amendment, the Handset Term Sheet is, in all other respects, ratified, confirmed and continues in full force and effect.

4.	Authority

Each party hereto represents and warrants that: (i) it has obtained all necessary and requisite approvals, consents and authorizations of third parties and governmental authorities to enter into this Amendment and to perform and carry out its obligations hereunder; (ii) the persons executing this Amendment on behalf of each party have express authority to do so, and, in so doing, to bind the party thereto; (iii) the execution, delivery, and performance of this Amendment does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and, (iv) the execution, delivery and performance of this Amendment has been duly authorized by all necessary partnership or corporate action and this Amendment is a valid and binding obligation of such party, enforceable in accordance with its terms.

IN WITNESS WHEREOF, Motorola and Sprint have entered into this Amendment as of the Effective Date first written above.

Signed:

NEXTEL COMMUNICATIONS, INC.		MOTOROLA INC.

(Signature)	/s/ Shaun Moore	(Signature)	/s/ Richard Gadd

(Print Name)	Shaun Moore	(Print Name)	Richard Gadd

(Title)	Sourcing Manager	(Title)	Vice President, Sales

(Date)	12-23-09	(Date)	12-23-09